Contact: Brian Beades 212-810-5596 ahr-info@blackrock.com

Anthracite Capital to Reschedule Fourth Quarter Earnings Announcement

New York, February 4, 2005 – Anthracite Capital, Inc. (NYSE:AHR) (the “Company” or “Anthracite”) today announced that it will be rescheduling its teleconference earnings call scheduled for Friday, February 4, 2005 at 9:30 a.m. (eastern time), to report results for the fourth quarter of 2004.

The Company requires additional time to complete its analysis of the lower of cost or market impairment test pertaining to certain of its non-investment grade commercial mortgage backed securities (held in CDOs that are consolidated on its Consolidated Statement of Financial Condition) as required by EITF 99-20: “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets”. As of September 30, 2004 unrealized losses pertaining to these securities were reflected on the Company’s Consolidated Statement of Financial Condition in Other Comprehensive Losses. Upon completion of this review, an adjustment, if any, would result in previously recognized unrealized losses being reclassified to the Company’s Consolidated Statement of Operations. The Company will reschedule its fourth quarter earnings teleconference call upon completion of this review.

About Anthracite

Anthracite Capital, Inc. is a specialty finance company focused on investments in high yield commercial real estate loans and related securities. Anthracite is externally managed by BlackRock Financial Management, Inc., which is a subsidiary of BlackRock, Inc. (“BlackRock”) (NYSE:BLK), one of the largest publicly traded investment management firms in the United States with $341.8 billion in global assets under management as of December 31, 2004. BlackRock is a member of The PNC Financial Services Group, Inc. (“PNC”) (NYSE:PNC), a diversified financial services organization. Through its affiliates, PNC originates commercial, multifamily and residential real estate loans, and services $98.4 billion in commercial mortgage loans for third parties through its Midland Loan Services, Inc. subsidiary as of December 31, 2004.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions. Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite’s Securities and Exchange Commission (the “SEC”) reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite’s assets; (3) the relative and absolute investment performance and operations of Anthracite’s manager; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite, BlackRock or PNC; (11) terrorist activities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and Anthracite and BlackRock; (12) the ability of Anthracite’s manager to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates; and (14) the impact of changes to tax legislation and, generally, the tax position of the Company.

Anthracite’s Annual Report on Form 10-K for the year ended December 31, 2003 and Anthracite’s subsequent reports filed with the SEC, accessible on the SEC’s website at www.sec.gov, identify additional factors that can affect forward-looking statements.

To learn more about Anthracite, visit our website at www.anthracitecapital.com.

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